As Filed with the Securities and Exchange Commission on June 26, 2001

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 25, 2001

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State of Incorporation)

1-6905
(Commission File Number)

56-0905940
(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)

(704) 372-5404
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

On June 25, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is filed herewith:

         EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

               99.1                Press Release disseminated on June 25, 2001 by
                                     Ruddick Corporation.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           RUDDICK CORPORATION

                                                            By: /s/ JOHN B. WOODLIEF
                                                                 John B. Woodlief
                                                                 Vice President - Finance

Dated: June 25, 2001